Fiscal 2012 Year-End Financial Results Conference Call Exhibit 99.2 September 6, 2012

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the
Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.
When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,”
“will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-
to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted operating income, adjusted net income and adjusted income per share – basic and diluted and adjusted earnings before interest, taxes, depreciation and amortization (”adjusted
EBIDTA”)  are non-GAAP financial measures that exclude or add the effect of certain gains and charges, including, for fiscal 2011, imputing taxes at a 36% effective rate. Sparton believes that the presentation of non-GAAP financial information provides useful supplemental information to management and investors regarding financial and business trends relating to the Company’s financial results. More detailed information, including period over period segment comparisons, non-GAAP reconciliation tables and the reasons management believes non-GAAP measures provide useful information to investors, is included in the Fiscal 2012 Fourth Quarter and Full
Year Financial Results press release and Form 10-Q dated September 5, 2012.

• 4
th
Quarter Highlights
• Fiscal 2012 Fourth Quarter Results
• Quarterly Adjusted EPS
• Fiscal 2012 Year-End Results
• Segmented Operating Results
• Liquidity & Capital Resources
• Growth Investments Summary
• Outlook
• Q & A
Today’s Agenda
Today’s Agenda

4
• Adjusted net income of $4.0 million, or $0.40 per share, versus adjusted net income of $2.9 million, or $0.28 per share in the prior year quarter
• Adjusted operating margin of 9.9% compared to 7.3% last year
• Awarded 12 new business programs with 5 new customers
• Quarter end sales backlog of approximately $148.4 million, up 8%
• Adjusted EBITDA of $6.8 million versus $5.1 million in the prior year quarter, an increase of 32%.
• Subsequent Event: July 2012 amendment and extension of the
Company’s revolving credit facility

th
Quarter Highlights

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2012 Fourth Quarter
Fiscal 2012 Fourth Quarter
(Adjusted)
2012 2011 2012 2011
Net Sales $    61,326 $    60,902 $    61,326 $   60,902 $       424
Gross Profit 12,261 10,393 12,261 10,393 1,868
20.0% 17.1% 20.0% 17.1%
Selling and Administrative Expense 5,777 5,176 5,777 5,176 (601)
9.4% 8.5% 9.4% 8.5%
Internal R&D Expense 330 546 330 546 216
Amortization of intangible assets 105 198 105 198 93
Restructuring/impairment charges (9) (2) - -
Impairment of intangible asset - 3,663
- -
Impairment of goodwill - 13,153
- -
Other operating expense, net (9) 2 (9) 2 11
Operating Income (Loss) 6,067 (12,343) 6,058 4,471 1,587
9.9% -20.3% 9.9% 7.3%
Income Before Provision For (Benefit From) Income Tax 6,084 (12,346) 6,075 4,468 1,607
Provision For (Benefit From) Income Taxes 2,032 (11,619) 2,032 1,608 (424)
Net Income $      4,052 $        (727) $      4,043 $     2,860 $    1,183
6.6% -1.2% 6.6% 4.7%
Income per Share, Basic and Diluted $        0.40 $       (0.07) $        0.40 $       0.28 $      0.12
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including, for fiscal 2011 imputing taxes at 36% effective rate)
YoY
Variance
(Reported) (Adjusted)
Quarter ended June 30, Quarter ended June 30,

6 Quarterly Adjusted EPS Quarterly Adjusted EPS Diluted Diluted $0.64 $0.91 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q1 Q2 Q3 Q4 YTD FY11 YTD FY12 YTD FY11 FY12

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2012
Fiscal 2012
(Adjusted)
2012 2011 2012 2011
Net Sales $ 223,577 $ 203,352 $ 223,577 $   203,352 $  20,225
Gross Profit 38,502 33,168 38,396 33,168 5,228
17.2% 16.3% 17.2% 16.3%
Selling and Administrative Expense 22,232 20,842 22,232 20,842 (1,390)
9.9% 10.2% 9.9% 10.2%
Internal R&D Expense 1,293 1,110 1,293 1,110 (183)
Amortization of intangible assets 435 545 435 545 110
Restructuring/impairment charges (68) 75
- -
Gain on acquisition - (2,550)
- -
Gain on sale of property - (139)
- -
Impairment of intangible asset - 3,663
- -
Impairment of goodwill - 13,153
- -
Other operating expense, net 65 298 65 298 233
Operating Income (Loss) 14,545 (3,829) 14,371 10,373 3,998
6.5% -1.9% 6.4% 5.1%
Income Before Provision For (Benefit From) Income Tax 14,586 (3,943) 14,285 10,259 4,026
Provision For (Benefit From) Income Taxes 5,078 (11,404) 4,973 3,693 (1,280)
Net Income $      9,508 $      7,461 $      9,312 $      6,566 $    2,746
4.3% 3.7% 4.2% 3.2%
Income per Share (Diluted) $        0.93 $        0.73 $        0.91 $        0.64 $      0.27
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including, for fiscal 2011 imputing taxes at 36% effective rate)
YoY
Variance
(Reported) (Adjusted)
Fiscal Fiscal

Sales & Gross Margin Results
Sales & Gross Margin Results
Medical
Medical
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical $    28,361 46% $    27,956 1% $ 110,894 50% $    98,028 13%
Complex Systems 15,688 26% 14,704 7% 53,609 24% 49,835 8%
DSS 20,976 34% 22,594 -7% 74,102 33% 69,720 6%
Eliminations (3,699) -6% (4,352) -15% (15,028) -7% (14,231) 6%
Totals $    61,326 100% $    60,902 1% $ 223,577 100% $ 203,352 10%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(a)
$       4,152 15% $       3,727 13% $    15,136 14% $    12,938 13%
Complex Systems 2,435 16% 1,815 12% 5,762 11% 4,835 10%
DSS 5,674 27% 4,851 21% 17,498 24% 15,395 22%
Totals $    12,261 20% $    10,393 17% $    38,396 17% $    33,168 16%
($ in 000’s)
3 Months Ended June 30,
3 Months Ended June 30,
Fiscal
Fiscal
SALES
ADJUSTED GROSS MARGIN
(a) Fiscal 2012 Medical gross margins are adjusted to remove the effect of an acquisition related inventory contingency settlement.

Sales & Gross Margin Results
Sales & Gross Margin Results
Complex Systems
Complex Systems
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical $    28,361 46% $    27,956 1% $ 110,894 50% $    98,028 13%
Complex Systems 15,688 26% 14,704 7% 53,609 24% 49,835 8%
DSS 20,976 34% 22,594 -7% 74,102 33% 69,720 6%
Eliminations (3,699) -6% (4,352) -15% (15,028) -7% (14,231) 6%
Totals $    61,326 100% $    60,902 1% $ 223,577 100% $ 203,352 10%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(a)
$       4,152 15% $       3,727 13% $    15,136 14% $    12,938 13%
Complex Systems 2,435 16% 1,815 12% 5,762 11% 4,835 10%
DSS 5,674 27% 4,851 21% 17,498 24% 15,395 22%
Totals $    12,261 20% $    10,393 17% $    38,396 17% $    33,168 16%
($ in 000’s)
3 Months Ended June 30,
3 Months Ended June 30,
Fiscal
Fiscal
SALES
ADJUSTED GROSS MARGIN
(a) Fiscal 2012 Medical gross margins are adjusted to remove the effect of an acquisition related inventory contingency settlement.

Sales & Gross Margin Results
Sales & Gross Margin Results
Defense & Security Systems
Defense & Security Systems
SEGMENT 2012 % of Total 2011 % Change 2012 % of Total 2011 % Change
Medical $    28,361 46% $    27,956 1% $ 110,894 50% $    98,028 13%
Complex Systems 15,688 26% 14,704 7% 53,609 24% 49,835 8%
DSS 20,976 34% 22,594 -7% 74,102 33% 69,720 6%
Eliminations (3,699) -6% (4,352) -15% (15,028) -7% (14,231) 6%
Totals $    61,326 100% $    60,902 1% $ 223,577 100% $ 203,352 10%
SEGMENT 2012 GP %  2011 GP %  2012 GP %  2011 GP %
Medical
(a)
$       4,152 15% $       3,727 13% $    15,136 14% $    12,938 13%
Complex Systems 2,435 16% 1,815 12% 5,762 11% 4,835 10%
DSS 5,674 27% 4,851 21% 17,498 24% 15,395 22%
Totals $    12,261 20% $    10,393 17% $    38,396 17% $    33,168 16%
($ in 000’s)
3 Months Ended June 30,
3 Months Ended June 30,
Fiscal
Fiscal
SALES
ADJUSTED GROSS MARGIN
(a) Fiscal 2012 Medical gross margins are adjusted to remove the effect of an acquisition related inventory contingency settlement.

sparton
Empowering your Vision

Outstanding Debt ($ '000)
Debt:Equity Ratio

Liquidity & Capital Resources
Liquidity & Capital Resources
25,588
22,959
1,917 1,796 1,669
0.36
0.42
0.03
0.02
0.02
0
0.05
0.1
0.15
0.2
0.25
0.3
0.35
0.4
0.45
0
25,000
50,000
Jun-08 Jun-09 Jun-10 Jun-11 Jun-12
($ in '000)
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Credit Revolver -         -         -         -         -
IRB (Ohio) 1,796    1,766    1,735    1,702    1,669
Total 1,796    1,766    1,735    1,702    1,669
($ in '000)
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Net Inventory 38,752 41,816 38,545 39,252 35,102
Debt
Inventory
($ in '000) Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Cash and equivalents 24,550 26,984 30,610 26,682 46,950
LOC Availability 17,541 17,533 17,290 16,469 16,277
Total 42,091 44,517 47,900 43,151 63,227
Cash Availability

Strategic M&A
Internal Research & Development (IP)
Targeted Business Development

Growth Investments
Growth Investments
Fiscal 2012 Summary
Fiscal 2012 Summary
Focus:
Use growth investments to achieve sustainable year-over-year revenue and profit increases and to further place protective barriers around Sparton.
Supported by market research &
go-to-market programs
FY11 FY12 FY11 FY12 FY11 FY12
Q1 5      9      3      3      2.2 $   6.0 $
Q2 6      7      2      5      4.4      5.0
Q3 12    12    5      7      9.1      7.6
Q4 3      12    1      5      2.0      5.2
Total 26    40    11    20    17.7 $ 23.8 $
Gyro-enhanced digital compass
Hydrophone
($ in millions)
GEDC-6
PHOD-1
AHRS-8
Internal Research & Development
Fiscal 2011
Fiscal 2012
Temperature compensated attitude
heading reference system
New Business Awards
Programs
New
Customers
Potential  Annual
Revenue
Acquisitions
Fiscal 2011 Fiscal 2012
Delphi Medical
Byers Peak
none

• Implementation of the strategic growth plan
– Continue to gain traction on a nationally focused direct selling effort
– Further leverage Viet Nam as a low cost country alternative and in-region provider
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
• Focus on sustained profitability
– Continue margin improvements in Complex Systems
– Increase capacity utilization
– Improve the working capital turnover rate
– Continue additional improvements in operating performance through lean and quality efforts
• Year-over-year increases in revenue and profitability with the second half of fiscal
2013 being stronger than the first half as experienced in the previous two fiscal years
Fiscal 2013 Outlook
Fiscal 2013 Outlook

14 Q & A